UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2004

DISCOVERY PARTNERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9640 Towne Centre Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 455-8600
(Registrant’s telephone number, including area code)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 — Results of Operations and Financial Condition and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Discovery Partners International, Inc. under the Securities Act of 1933, as amended.

Item 12. Results of Operations and Financial Condition

A copy of the press release issued February 10, 2004 by the Registrant announcing Fourth Quarter and Year End 2003 earnings is furnished under Item 12 of this Current Report on Form 8-K as Exhibit 99.1.

A script of the Chief Executive and Financial Officers’ Comments from the Registrant’s Fourth Quarter and Year End 2003 Earnings Conference Call is furnished as Exhibit 99.2 under Item 12 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004	DISCOVERY PARTNERS INTERNATIONAL, INC.

	By:	/s/ Craig Kussman
Craig Kussman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 10, 2004

99.2	Script of the Chief Executive and Financial Officers’ Comments from the Registrant’s Fourth Quarter and Year End 2003 Earnings Conference Call